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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):March 13, 2007 (March 13, 2007)


                             GASTAR EXPLORATION LTD.
             (Exact Name of Registrant as Specified in Its Charter)

        ALBERTA, CANADA                 001-32714              38-3324634
 (State or other jurisdiction          (Commission            (IRS Employer
       of incorporation)               File Number)         Identification No.)


                          1331 LAMAR STREET, SUITE 1080
                              HOUSTON, TEXAS 77010
                    (Address of principal executive offices)

                                 (713) 739-1800
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 7 - REGULATION FD

ITEM 7.01  REGULATION FD DISCLOSURE.

         On March 13, 2007, the Company announced that it had executed, along with its PEL 238 joint venture partner Eastern Star Gas, a Memorandum of Understanding (MOU) with Macquarie Generation, a government-owned electricity generator in the state of New South Wales, Australia. The MOU sets the framework for negotiation of a potential long-term agreement to supply natural gas for the expansion of Macquarie Generation's Bayswater power station.

         This press release is attached as Exhibit 99.1 and is being furnished solely pursuant to Item 7.01 of this report.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(d)      Exhibits

         The following is a list of exhibits furnished as part of this Form 8-K:

Exhibit No.                         Description of Document
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  99.1         Press release dated March 13, 2007.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        GASTAR EXPLORATION LTD.


Date:  March 13, 2007            By:    /s/  J. RUSSELL PORTER
                                        -------------------------------------
                                        J. Russell Porter
                                        Chairman, President and Chief Executive
                                        Officer

                                  EXHIBIT INDEX

Exhibit No.                       Description of Document
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   99.1        Press release dated March 13, 2007.